UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 26, 2026

PRO-DEX, INC.

(Exact name of registrant as specified in charter)

Colorado	0-14942	84-1261240
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

2361 McGaw Avenue

Irvine, California 92614

(Address of principal executive offices, zip code)

(949) 769-3200

(Registrant’s telephone number including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, no par value	PDEX	NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by checkmark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On October 26, 2026, Advanced Precision Machining, LLC (“APM”), a wholly owned subsidiary of Pro-Dex, Inc. (the “Company”), entered into three Standard Lease Renewal Forms (the “Lease Renewals”) with Trico Costa Mesa Properties, L.P., a California limited partnership. The Lease Renewals amend the existing lease agreements, as previously amended (the “Leases”), covering approximately 2,500 square feet of office and industrial space located at 1645, 1647 and 1649 Monrovia Avenue, Costa Mesa, California, which collectively comprise APM’s office, manufacturing and warehouse space.

The Lease Renewals extend the term of the Leases to September 30, 2030, and beginning on February 1, 2027, implement base rent increases ranging from 4.0% to 6.6%. As result, for each of space 1647 and 1649, the base rent is $5,651 per month from February 1, 2027 through October 31, 2028, and increases by 4.0%, or $227 per month, on November 1, 2028 through September 30, 2030. For space 1645, the base rent is $5,513 per month from February 1, 2027 through October 31, 2028, and increases by 6.6%, or $365 per month, on November 1, 2028 through September 30, 2030.

On October 29, 2026, APM entered a Standard Industrial/Commercial Multi-Tenant Lease – Gross (the “New Lease”) with the Salter Family Trust for an approximate 5,800 square foot industrial unit located at 921-923 Newhall Street, Costa Mesa, California. The lease commences November 1, 2026 and ends September 30, 2030. The base rent from November 1, 2026 through February 29, 2028 is $11,600 per month, increases by 4.0% to $12,064 per month from March 1, 2028 through June 30, 2029, and increases by 4.0% to $12,547 per month from July 1, 2029 through September 30, 2030.

A complete copy of the Lease Renewals and the New Lease are filed as Exhibits 10.1, 10.2, 10.3, and 10.4, respectively, to this Current Report on Form 8-K and are incorporated herein by reference. The foregoing description of the Lease Renewals and the New Lease are qualified in their entirety by reference to the complete text of the Lease Renewals and New Lease.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

10.1	Standard Lease Renewal Form by and between Trico Costa Mesa Properties, L.P. and Advanced Precision Machining, LLC., dated October 15, 2026, for 1645 Monrovia Avenue, Costa Mesa, California.
10.2	Standard Lease Renewal Form by and between Trico Costa Mesa Properties, L.P. and Advanced Precision Machining, LLC., dated October 15, 2026, for 1647 Monrovia Avenue, Costa Mesa, California.
10.3	Standard Lease Renewal Form by and between Trico Costa Mesa Properties, L.P. and Advanced Precision Machining, LLC., dated October 16, 2026, for 1649 Monrovia Avenue, Costa Mesa, California.
10.4	Standard Industrial/Commercial Muti-tenant Lease - Gross by and between Salter Family Trust and Advanced Precision Machining, LLC., dated October 12, 2026, for 921-923 Newhall Street, Costa Mesa, California.
104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 30, 2026	Pro-Dex, Inc.

	By:	/s/ Alisha K. Charlton
Alisha K. Charlton
Chief Financial Officer